Income Taxes	12 Months Ended
Dec. 31, 2015
Income Taxes [Abstract]
Income Taxes

Note 11 — Income Taxes

As of December 31, 2015, the Company had net operating loss carry forwards of approximately $1,691,000 that may be available to reduce future years’ taxable income in varying amounts through 2035. Future tax benefits which may arise as a result of these losses have not been recognized in these financial statements, as their realization is determined not likely to occur and accordingly, the Company has recorded a valuation allowance for the deferred tax asset relating to these tax loss carry-forwards.

The provision for Federal income tax consists of the following:

	December 31, 2015	December 31, 2014
Federal income tax benefit attributable to:
Current Operations	$1,565,297	$126,017
Less: valuation allowance	(1,565,297)	(126,017)
Net provision for Federal income taxes	$-	$-

The cumulative tax effect at the expected rate of 38.6% of significant items comprising our net deferred tax amount is as follows:

	December 31, 2015	December 31, 2014
Deferred tax asset attributable to:
Net operating loss carryover	$653,354	$48,680
Less: valuation allowance	(653,354)	(48,680)
Net deferred tax asset	$-	$-

Due to the change in ownership provisions of the Tax Reform Act of 1986, net operating loss carry forwards of approximately $1,691,000 for Federal income tax reporting purposes are subject to annual limitations. Should a change in ownership occur, net operating loss carry forwards may be limited as to use in future years.